UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12.

TIFFANY & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Fifth Avenue New York, NY		10010
(Address of Principal Executive Offices)		(Zip Code)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Below is a script for Registrant’s discussions with the media regarding frequently asked questions with respect to its proposed transaction with LVMH Moët Hennessy – Louis Vuitton SE.

Media Q&A

1.	What factors did Tiffany & Co. consider when deciding to join LVMH?

•	Tiffany’s Board conducted a strategic review that included a thoughtful internal process and expert external advice.

•

The Board concluded that this transaction with LVMH provides an exciting path forward with a group that appreciates and will invest in Tiffany’s unique assets and strong human capital, delivering a compelling price at a substantial premium with value certainty for our shareholders.

•	Further details of the Board’s process are detailed in our filings with the Securities and Exchange Commission, see www.sec.gov.

2.	It seems like the transaction happened quite quickly. How was that possible?

•	Tiffany’s Board conducted a strategic review that included a thoughtful internal process and expert external advice.

•	Further details of the Board’s process and the timing of key actions leading up to the agreement are detailed in our filings with the Securities and Exchange Commission, see www.sec.gov.

3.	What resources or benefits do you see LVMH bringing to Tiffany & Co. to develop the company?

•	LVMH as the world’s leading luxury products group, with its stable of iconic global brands, is a fitting long term home for Tiffany.

•	Importantly, LVMH is a group that appreciates and will invest in Tiffany’s unique assets and strong human capital.

•

Tiffany has been focused on executing on key strategic priorities to drive sustainable long-term growth. This transaction, which occurs at a time of internal transformation for the legendary Tiffany brand, will provide further support, resources and momentum for these priorities.

4.

What changes in strategy do you expect Tiffany & Co. will make after joining the LVMH group and how do you see the transaction impacting Tiffany & Co.’s future strategy and development (whether in particular markets (e.g., China) or globally)?

•	The significant progress on our plan to date is part of what has made Tiffany such an attractive brand.

•	Joining the LVMH group will enable Tiffany to reach new heights, building on internal expertise, unparalleled craftsmanship and strong cultural values.

•

With respect to China specifically, we believe that LVMH, with its deep expertise in this important market, recognizes both our strength and opportunity in China. Joining the LVMH group will help Tiffany to further our presence and brand awareness there, building upon our recently revitalized flagships in Beijing, Shanghai and Hong Kong, as well as our select travel retail and newly launched e-commerce.

5.	When do you expect the transaction to close?

•	The transaction is expected to close in the middle of 2020 and is subject to customary closing conditions, including approval from Tiffany’s shareholders and the receipt of regulatory approvals.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Tiffany & Co. (the “Company”) by LVMH Moët Hennessy – Louis Vuitton SE (“Parent”) pursuant to the Agreement and Plan of Merger, dated as of November 24, 2019, by and among the Company, Parent, Breakfast Holdings Acquisition Corp. (“Holding”) and Breakfast Acquisition Corp. (“Merger Sub”). In connection with the proposed acquisition, the Company filed a preliminary proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) and intends to file other relevant materials with the SEC, including a proxy statement in definitive form. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed acquisition. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain copies of the proxy statement and other documents filed with the SEC (when available) free of charge at the SEC’s website at www.sec.gov or at the Company’s website at investor.tiffany.com/financial-information or by writing to the Corporate Secretary at 727 Fifth Avenue, New York, New York 10022, Attn: Corporate Secretary (Legal Department).

Participants in Solicitation

The Company and its directors, executive officers and certain of its employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed acquisition. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 17, 2019, and the preliminary proxy statement filed with the SEC in connection with the proposed acquisition on December 18, 2019. Other information regarding participants in the proxy solicitations in connection with the proposed acquisition, and a description of any interests that they have in the proposed acquisition, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed acquisition when they become available. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at investor.tiffany.com/financial-information.

Forward-Looking Statements

Certain statements in this communication, including, without limitation, statements relating to the proposed acquisition, may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed acquisition and the anticipated benefits thereof. Forward-looking statements provide current expectations of future events and include any statement that does not directly relate to any historical or current fact. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” or other similar expressions may identify such forward-looking statements.

These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in forward-looking statements, including, as a result of factors, risks and uncertainties over which we have no control. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include, but are not limited to, the following: (i) conditions to the completion of the proposed acquisition, including stockholder approval of the proposed acquisition, may not be satisfied or the regulatory approvals required for the proposed acquisition may not be obtained, in each case, on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties to the proposed acquisition or affect the ability of the parties to recognize the benefits of the proposed acquisition; (iii) the effect of the announcement or pendency of the proposed acquisition on the Company’s business relationships, operating results, and business generally; (iv) risks that the proposed acquisition disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the proposed acquisition; (v) risks related to diverting management’s attention from our ongoing business operations; (vi) potential litigation that may be instituted against the Company or its directors or officers related to the proposed acquisition or the merger agreement between the parties to the proposed acquisition and any adverse outcome of any such potential litigation; (vii) the amount of the costs, fees, expenses and other charges related to the proposed acquisition, including in the event of any unexpected delays; (viii) any adverse effects on the Company by other general industry, economic, business and/or competitive factors; (ix) other risks to consummation of the proposed acquisition, including the risk that the proposed acquisition will not be consummated within the expected time period, or at all, which may affect the Company’s business and the price of the common stock of the Company; and (x) such other factors as are set forth in the Company’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in its Form 10-K for the fiscal year ended January 31, 2019 and its Form 10-Q for the quarterly period ended October 31, 2019, the preliminary proxy statement and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity.

There can be no assurance that the proposed acquisition will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the proposed acquisition will be realized. Forward-looking statements reflect the views and assumptions of management as of the date of this communication with respect to future events. The Company does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.